As filed with the Securities and Exchange Commission on February   25, 2005
                                        Securities Act Registration No. 33-69760
                                             Investment Company Act No. 811-8054

                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

               Pre-Effective Amendment No.
                                          -----                              [ ]

               Post-Effective Amendment No. 14
                                           -----                             [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

                           Amendment No. 15                                  [X]
                                        ----
                    (Check appropriate box or boxes)


                            DELAFIELD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                      C/O REICH & TANG ASSET MANAGEMENT, LLC
                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5220
                                                           --------------

                                Rosanne Holtzer
                       Reich & Tang Asset Management, LLC
                                 600 Fifth Avenue
                             New York, New York 10020
                     (Name and Address of Agent for Service)

                          Copy to: Michael R. Rosella, Esq.
                         Paul, Hastings, Janofsky & Walker LLP
                                 75 East 55th Street
                               New York, New York 10022

Approximate Date of Proposed Public Offering:_______ As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

          [ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
          [ ]   on (date) pursuant to paragraph (b) of Rule 485
          [ ]   60 days after filing pursuant to paragraph (a) (1)
          [X]   on (April 29, 2005) pursuant to paragraph (a) (1)
          [ ]   75 days after filing pursuant to paragraph (a)(2)
          [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
DELAFIELD FUND, INC.                                  600 FIFTH AVENUE
                                                      NEW YORK, N.Y. 10020
                                                      (212) 830-5220
                                                      (800) 221-3079 (Toll Free)
================================================================================
PROSPECTUS

April 29, 2005


The investment objectives of the Fund are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. The minimum initial purchase is $5,000. The minimum initial purchase requirement may be waived subject to the discretion of the Fund. The minimum initial purchase for Individual Retirement Accounts is $250.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

2 Risk/Return Summary: Investments, Risks                 7  Management, Organization and Capital Structure
  and Performance
4 Risk/Return Summary: Fee Table                          7  Shareholder Information
5 Investment Objectives, Principal Investment            16  Distribution Arrangements

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES
---------------------

     The objectives of the Fund are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Fund will seek to achieve its objectives by investing primarily in the equity securities of domestic companies. Specifically, the Fund will primarily invest in equity securities of domestic companies which the investment manager (the "Manager") believes to be undervalued or to represent special situations. An example of a special situation is a company undergoing change that might cause its market value to grow at a rate faster than the market generally.

     Under normal circumstances the Fund will have more than 65% of its assets invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. The Fund, however, may also invest not more than 35% of its total assets in debt securities and preferred stocks which offer a significant opportunity for price appreciation.

PRINCIPAL RISKS
---------------

o Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o As with all equity investments, it is possible to lose money by investing in the Fund.

RISK/RETURN BAR CHART AND TABLE
-------------------------------


    The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in annual total returns of the Fund for the last ten calendar years. The table shows how the Fund's average annual total returns for the one, five and ten year and since inception periods compared with that of the S&P 500 Index and the Russell 2000 Index. While analyzing this information, please note that the Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                         DELAFIELD FUND, INC. (1),(2)
[GRAPHIC OMITTED]

CALENDAR YEAR END             % TOTAL RETURN


1995                                27.38%
1996                                26.35%
1997                                19.66%
1998                               -11.47%
1999                                 8.40%
2000                                13.98%
2001                                32.18%
2002                                -7.46%
2003                                40.14%
2004                                20.85%


(1) The Fund's highest quarterly return was 28.00% for the quarter ended June 30, 1999; the lowest quarterly return was -24.98% for the quarter ended September 30, 1998.

(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

                                                                        Since
                                                            Ten        November
   Average Annual Total Returns    One year   Five Years   Years      19, 1993**
   - For the periods ended
   December 31, 2004
  ----------------------------
   Delafield Fund, Inc.

   Return Before Taxes              20.85%      18.74%     15.86%       14.90%

   Return After Taxes on            18.48%      17.42%     14.09%       13.22%
   Distributions

   Return After Taxes on             5.75%      11.26%      9.52%       9.04%
   Distributions and Sale of
   Fund Shares

   S&P 500 Index*                   10.88%     -2.03%%     12.10%       11.06%

   Russell 2000 Index*              18.33%      6.62%      11.56%       10.47%

   ----------------------------- ---------- ----------- ---------- -------------

o After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

o Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 500 Index and the Russell 2000 Index. While the Fund does not seek to match the returns of the S&P 500 Index and the Russell 2000 Index, these Indexes are good indicators of general stock market performance and small company stock market performance, respectively. You may not invest directly in the S&P 500 Index and the Russell 2000 Index and, unlike the Fund, they do not incur fees and expenses.

 **  Inception date of the Fund.

                                    FEE TABLE
-------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

SHAREHOLDER FEES
----------------
(fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases..............            None
Maximum Deferred Sales Charge..........................            None
Maximum Sales Charge Imposed on Reinvested Dividends...            None
Redemption Fee for Shares held 90 days or less.........            2.00%
(as a percent of amount redeemed)

ANNUAL FUND OPERATING EXPENSES
------------------------------
(expenses that are deducted from Fund assets)


Management Fees........................................          0.79%
Distribution and Service (12b-1) Fees..................          0.25%
Other Expenses.........................................          0.42 %
  Administration Fees..................................   0.21%
                                                                 ------
Total Annual Fund Operating Expenses...................          1.46%

The Fund's distributor has voluntarily waived a portion of the 12b-1 Fees. After such waiver, the 12b-1 Fees were 0.11%. As a result, the actual Total Annual
Fund Operating Expenses were 1.32%. This fee waiver agreement may be terminated at any time at the option of the Fund's distributor.


EXAMPLE
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other equity funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the
Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                           1 Year           3 Years           5 Years           10 Years

                            $149             $462              $797             $1,746

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES
---------------------

    The Fund's investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

    The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares. The investment strategies of the Fund may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

    The Fund will seek to achieve its objectives by investing primarily in the equity securities of domestic companies. Specifically, the Fund will primarily invest in equity securities of domestic companies which the Manager believes to be undervalued or to represent special situations. An example of a special situation is a company undergoing change that might cause its market value to grow at a rate faster than the market generally.

    Under normal circumstances the Fund will have more than 65% of its assets invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. The Fund, however, may also invest not more than 35% of its total assets in debt securities and preferred stocks which offer a significant opportunity for price appreciation.

    Critical factors that will be considered in the selection of any securities in which the Fund may invest will include the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Although the balance sheet of a company is important to the Manager's analysis, the Fund may invest in financially troubled companies if the Manager has reason to believe that the underlying assets are worth far more than the market price of the shares. In addition, companies generating free cash flow (defined as earnings, depreciation, and deferred income tax in excess of need for capital expenditures and dividends) will be considered attractive. Investment securities will also be assessed upon their earning power, stated asset value and off the balance sheet values. The Manager intends to invest in companies that are managed for the benefit of their shareholders and not by management that believes the most important measure of a company's success is its size.

    The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for long-term capital appreciation under ordinary circumstances.

    The Fund seeks to attain its investment objectives principally through investments in the following securities.

     (i) Common Stock: The Manager intends to invest primarily in equity securities of domestic companies in order to seek to achieve the Fund's investment objectives. Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks which may include a susceptibility to general stock market movements and volatile changes in value.


     (ii) United States Government Securities: The United States Government securities in which the Fund may invest include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

DEFENSIVE POSITION

    The Fund may take a defensive position when the Manager has determined that adverse business or financial conditions warrant such a position. When in a defensive position the Fund may remain uninvested or may invest temporarily without limit in rated or unrated debt securities, preferred stocks, repurchase agreements or in money market instruments.

o Money market instruments for this purpose include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, commercial paper rated in the highest grade by any nationally recognized rating agency, and certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars.

o A repurchase agreement is an instrument under which an investor purchases a United States Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate.

While taking a defensive position the Fund may not achieve its investment objectives.

PORTFOLIO TURNOVER

    Purchases and sales are made for the Fund whenever necessary, in the Manager's opinion, to meet the Fund's objective. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions and other transactions costs. The greater the portfolio turnover the greater the transaction costs to the Fund. This could have an adverse effect on the Fund's total rate of return. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances.

BUY/SELL DECISIONS

    The Fund's investment manager considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

RELATED RISKS
-------------

    Common stocks are especially susceptible to general stock market movements and to volatile changes in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Common stocks in which the Fund invests may decrease in value causing the value of an investment in the Fund to decrease.

PORTFOLIO HOLDINGS
------------------

    A schedule of the Fund's complete portfolio holdings, current as of quarter-end, will be available on the Fund's website no earlier than 15 days after the end of each quarter. This information will remain available on the website at least until updated for the next quarter or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.delafieldfund.com or by calling toll free at (800) 221-3079. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

     The Fund's investment manager is Delafield Asset Management, a division of Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of March 31, 2005, Reich & Tang Asset Management, LLC was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $____ billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Mr. J. Dennis Delafield and Mr. Vincent Sellecchia are primarily responsible for the day to day investment management of the Fund. Mr. Delafield is Chairman and Director of the Fund and is Managing Director of the Reich & Tang Capital Management Group, a division of the Manager. Mr. Sellecchia is President of the Fund and Managing Director of the Reich & Tang Capital Management Group, a division of the Manager. Both Mr. Delafield and Mr. Sellecchia have been associated with the Manager in an investment advisory capacity since September 1991. The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

    Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Under the Investment Management Contract, the Fund will pay a management fee at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; and 0.70% on all net assets of the Fund over $500 million. For the fiscal year ended December 31, 2004, the Fund paid the Manager a management fee equal to 0.79% per annum of the Fund's average daily net assets. The management fees are accrued daily and paid monthly.

    Pursuant to the Administrative Services Contract between the Fund and the Manger, the Manager performs clerical, accounting, supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended December 31, 2004, the Fund paid the manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.


    The Manager, at its discretion, may voluntarily waive all or a portion of the management and administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.


lV. SHAREHOLDER INFORMATION

    The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares held for 90 calendar days or less. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "How to Purchase and Redeem Shares" for a definition of Participating Organizations) and from investors directly.


PRICING OF FUND SHARES
----------------------


     The Fund determines the net asset value ("NAV") of the shares of the Fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 PM, Eastern time) on each day that the NYSE is open for business (a "Fund Business Day"). It is expected that the NYSE will be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund calculates its net asset value by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding of the Fund at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order.

     The Fund generally values short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon the security's current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

    The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES
---------------------------------


    Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations and are referred to as Participant Investors. "Participating Organizations" include securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into agreements with the Fund's distributor with respect to investment of their customer accounts in the Fund. Investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their Participating Organizations, may invest in the Fund directly and will not receive the benefit of the servicing functions performed by a Participating Organization.


    The minimum initial investment in the Fund is $5,000. The minimum initial investment requirement may be waived subject to the discretion of the Fund. There is no minimum amount for subsequent purchases. The minimum initial investment for an Individual Retirement Account is $250.

    The Fund will normally have its assets invested as is consistent with the investment objectives of the Fund. The Fund reserves the right to reject any purchase order. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashiers' checks or similar instruments) and certain other forms of payment, at its discretion.

    Shares are issued as of the close of regular trading on the NYSE, on any Fund Business Day on which an order for the shares and accompanying payment are received, in accordance with the Fund's policies, by the Fund's transfer agent before the close of regular trading on the NYSE.


    There is no redemption charge (except on shares held for 90 calendar days or less), no minimum period of investment and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check or bank wire. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the portfolio he/she owns, all dividends credited to the shareholder through the date of redemption are paid to the shareholder in addition to the proceeds of the redemption.

    The date of payment upon redemption generally may not be postponed for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SECdetermines that trading thereon is restricted, (iii) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


     Redemption requests received by the Fund's transfer agent before the close of regular trading on the NYSE, on any Fund

Business Day become effective at the close of regular trading on the NYSE that day.

    The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.


    The Fund reserves the right to redeem all the shares in an account (with the exception of IRAs) if the net asset value of all the remaining shares in the account after a withdrawal is less than $500. Written notice of any such mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. During the notice period a shareholder may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $500. The Fund may also elect to impose a monthly service charge of $10 on accounts that fall below $500 after a withdrawal instead of redeeming such shares.


    For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying the Participant Investors of the proposed mandatory redemption.

    In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

INVESTMENTS THROUGH PARTICIPATING ORGANIZATIONS
-----------------------------------------------

    When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.


    Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

    Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


    Certain qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after the close of regular trading on the NYSE, on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund's shares determined as of the close of regular trading on the NYSE on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

DIRECT PURCHASE AND REDEMPTION PROCEDURES
-----------------------------------------

     The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly. These investors may obtain the Fund application necessary to open an account by telephoning the Fund at either (212) 830-5220 or toll free at (800) 221-3079.

     All shareholders will receive from the Fund a quarterly statement listing the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the quarter covered by the statement and the dividends paid on shares of the Fund during the statement period (including dividends paid in cash or reinvested in additional shares of the Fund). Certificates for Fund shares will not be issued to investors.

INITIAL PURCHASE OF SHARES
--------------------------

MAIL AND PERSONAL DELIVERY
--------------------------

    Investors may send or personally deliver a check made payable to "Delafield Fund, Inc." along with a completed Fund application to:

    Delafield Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

    Checks are accepted subject to collection at full value in United States currency. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

BANK WIRE
---------

    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5220 or toll free at (800) 221-3079 to obtain the Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

    Bank of New York
    ABA #021000018
    Reich & Tang Funds
    DDA #8900403519
    For Delafield Fund, Inc.
    Account of (Investor's Name) ----------
    Account #  ----------------------------
    SS #/Tax I.D.#  -----------------------

    An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.


    There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a payment received on that day.


ELECTRONIC FUNDS TRANSFERS (EFT), PRE-AUTHORIZED CREDIT AND DIRECT DEPOSIT PRIVILEGE
---------------------------------------------------------------------------


    You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.


SUBSEQUENT PURCHASES OF SHARES
------------------------------

    Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

    Delafield Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232

    All payments should clearly indicate the shareholder's account number.

    Provided that the information on the Fund application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the calendar year the shareholder's account is closed or during the following calendar year.

REDEMPTION OF SHARES
--------------------


    A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund following receipt by the Fund's transfer agent of the redemption order. Normally, payment for redeemed shares is made on the next Fund Business Day. However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur within 15 days after investment.


    A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his/her signature and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.


    In accordance with the Fund's frequent trading policies and procedures (see below under "Frequent Trading"), the Fund assesses a 2.0% fee on the redemption of shares held 90 calendar days or less. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to (i) any shares purchased through reinvested distributions (dividends and capital gains), (ii) shares redeemed as part of the Systematic Withdrawal Plan, (iii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Fund as an investment vehicle, and
(iv) shares purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through "wrap accounts."

    The Fund will use the first-in, first out (FIFO) method to determine the 90 calendar day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 calendar days or less, the redemption fee will be assessed. In determining "90 calendar days" the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on May 2, 2005, for example, will be subject to the fee if they are redeemed on or prior to July 31, 2005. If they are redeemed on or after August 1, 2005, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder for shares held in the Fund for 90 calendar days or less from the date of purchase.


WRITTEN REQUESTS
----------------

    Shareholders may make a redemption in any amount by sending a written request to:

    Delafield Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

    All written requests for redemption must be signed by the shareholder with signature guaranteed. The redemption proceeds are normally paid by check mailed to the shareholder of record.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

    Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he/she offers to sell to the Fund, at net asset value, the number of full and fractional shares which will produce the monthly or quarterly payments specified (minimum $50 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this plan should consult their tax advisers.

    Shareholders wishing to utilize this plan may do so by completing an application which may be obtained by writing or calling the Fund. No additional charge to the shareholder is made for this service.

TELEPHONE
---------

    The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption will be sent to the shareholder at their address of record or to their bank account as set forth in the Fund application or in a subsequent signature guaranteed written authorization. Redemptions following an investment by check will not be effected until the check has cleared, which could take up to 15 days after investment. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service, and thus shareholders risk possible loss of dividends in the event of a telephone redemption which was not authorized by them. Telephone requests for redemption may not exceed the sum of $25,000 per request, per day. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.


     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345; or toll free at (800) 221-3079 and state (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and
(v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the next Fund Business Day after the redemption is effected. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


RETIREMENT PLANS AND COVERDELL EDUCATION SAVINGS ACCOUNTS
---------------------------------------------------------

     The Fund has available a form of "Traditional" Individual Retirement Account ("IRA") and a "Roth" IRA for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Funds is $250. There is no minimum for additional investment in an IRA account. Investors who are self- employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or HR 10 plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer- sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

    Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible traditional IRA contributions of up to $3,000 annually (married individuals filing joint returns may each contribute up to $3,000 ($6,000 in the aggregate), even where one spouse is not working, if certain other conditions are met), depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. If you are age 50 or older, you may make wholly or partly tax deductible traditional IRA contributions of up to $3,500 annually (married individuals filing jointly may contribute up to $6,500 if one spouse is 50 years of age or older or $7,000 if both spouses are 50 years of age or older). Dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code.

    Investors satisfying statutory income level requirements may make non-deductible contributions of up to $3,000 annually to a Roth IRA. If you are 50 years of age or older, you may make non-deductible contributions of up to $3,500 annually to a Roth IRA. Distributions from a Roth IRA are not subject to tax if a statutory five-year holding period requirement is satisfied and if the distributions are made (i) on or after the owner attains age 59 1/2, (ii) to a beneficiary or the estate of the owner on or after the owner's death, (iii) due to the owner becoming disabled, or (iv) for certain first-time home purchases.

    The Fund also makes available Coverdell education savings accounts ("Coverdell ESAs") which permit eligible individuals satisfying certain statutory income level requirements to make non-deductible contributions of up to $2,000 per year per beneficiary under 18 years old (18 years or older for a special needs beneficiary) depending on the individual's income level. Distributions from a Coverdell ESA are generally excluded from income when used for qualified higher education expenses and certain qualified elementary and secondary education expenses. Consult your tax advisor.

    Investors should be aware that they may be subject to additional tax penalties on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Fund's distributor at 600 Fifth Avenue - 8th Floor, New York, New York

10020, (212) 830-5220, or toll free at (800) 221-3079.

EXCHANGE PRIVILEGE
------------------

      Shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for Class B shares of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, New York Daily Tax Free Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

    The Fund will provide shareholders with 60 days written notice prior to any modification or discontinuance of the exchange privilege. An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for federal income tax purposes.


    There is no charge for the exchange privilege or limitation as to frequency of exchanges. However, a redemption fee is charged on shares held 90 calendar days or less. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must insure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Shares are exchanged at their net asset value. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is being made. Prospectuses may be obtained by contacting the Fund's distributor at the address or telephone number listed on the cover of this Prospectus.


    Instructions for exchange may be made in writing to the transfer agent at the appropriate address listed herein or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request.


FREQUENT TRADING
----------------

    The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to their money market funds. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

    In addition, while the Fund has no present intention to invest a significant portion of its assets in foreign securities, to the extent that it does invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as some small cap equity securities. Such securities are typically less liquid and more thinly-traded that securities of large capitalization issuers. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security trades again in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution of the value of the Fund's shares. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

    Shareholders seeking to engage in frequent trading may employ a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund's procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

    The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund's frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

    As indicated above under "How to Purchase and Redeem Shares," and under "Exchange Privilege," the Fund reserves the right to refuse any purchase or exchange order for its shares for any reason, including transactions deemed by the Fund to represent frequent trading activity. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.


DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

---------------------------------------------

    TO BE UPDATED

    [The Fund has elected to be treated as and intends to qualify annually as a regulated investment company under the Internal Revenue Code. By qualifying, the Fund generally will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gains in the manner required under the Code.


    The Fund intends to distribute substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will normally pay dividends semi-annually. Dividends from net investment income will be taxed as dividend income eligible for the maximum federal income tax rate of 15% if certain holding period requirements are satisfied. Distributions of net realized short-term gains generally are taxable as ordinary income. The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). Capital gains distributions designated as capital gains dividend by the Fund within 60 days after the close of its taxable year are taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held its stock. Capital gain dividends are generally taxable at a maximum rate of 15% for non-corporate shareholders.

    You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the Fund at the next determined net asset value, but you will be subject to tax in the manner described herein even if you choose to have your dividends and distributions reinvested in additional shares. If you make no election the Fund will make the distribution in shares. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

    You will recognize a gain or loss when you sell shares of the Fund. The gain or loss is the difference between the proceeds of the sale (the net asset value of the Fund on the date of the sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months of the purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions with respect to the shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale, a deduction for the loss is generally disallowed.

    If the Fund acquires futures contracts, forward contracts, and options on futures contracts, special tax rules may affect whether gains and losses from such transactions are considered to be short-term or long-term and may have the effect of deferring losses and/or accelerating the recognition of gains or losses.

    A portion of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction available to corporations. Long-term capital gains distributions are not eligible for the dividends-received deduction. Corporate shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 45 days during the 90 day period beginning 45 days before a share of the Fund becomes ex-dividend with respect to such dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

    Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of those shares will have the effect of reducing the net asset value of the shares by the amount of the distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable taxes (to the extent that the investor is subject to taxes) regardless of the length of time the investor may have held the stock.

    The Fund may be required to withhold for federal income tax ("backup withholding") 28% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number, to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

    If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country.

    Dividends and distributions may be subject to state and local taxes. Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to federal, state and local income and withholding taxes.


    Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account.]

V. DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES
---------------

    Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement.

    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


    Under the Shareholder Servicing Agreement, the Distributor receives a service fee equal to 0.25% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Fund.


    The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons, in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.


    The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.

VI. FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the financial performance of the shares of the Fund for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                               Year Ended
                                                                                              December 31,
                                                                --------------------------------------------------------------------
                                                                    2004        2003          2002          2001          2000
                                                                ----------  ----------    ----------    ----------    ----------

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............................  $  23.17     $  18.23      $  19.70      $  15.80      $  14.07
                                                                 ----------   ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income (loss)................................  (   0.02)   (   0.03 )    (   0.02 )        0.06          0.07
Net realized and unrealized
   gains (losses) on investments...............................      4.84         7.35      (   1.46 )        5.02          1.89
                                                                 ----------   ----------     --------     ----------    ----------
Total from investment operations...............................      4.82         7.32      (   1.48 )        5.08          1.96
                                                                 ----------   ----------     --------     ----------    ----------
Redemption fees received.......................................      --           --            0.01          --            --
                                                                 ----------   ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income........................      --           --            --        (   0.06 )    (   0.07 )
   Distributions from net realized gains
     on investments............................................  (   2.78 )   (   2.38 )        --        (   1.12 )    (   0.16 )
                                                                 ----------   ----------    ----------     --------      --------
Total distributions............................................  (   2.78 )   (   2.38 )        --        (   1.18 )    (   0.23 )
                                                                 ----------   ----------    ----------     --------      --------
Net asset value, end of year...................................  $  25.21     $  23.17      $  18.23      $  19.70      $  15.80
                                                                 ==========   ==========    ==========    ==========    ==========
Total Return...................................................     20.85%       40.14%     (   7.46%)       32.18%        13.98%
Ratios/Supplemental Data
Net assets, end of year (000)..................................  $ 344,605    $ 247,859     $ 144,281     $ 200,047     $  98,715
Ratios to average net assets:
   Expenses, net of fees waived(a).............................      1.32%        1.32%         1.20%         1.25%         1.28%
   Net investment income (loss)................................  (   0.10%)   (   0.32%)    (   0.09%)        0.33%         0.52%
   Shareholder servicing fees waived...........................      0.14%        0.14%         0.00%         0.00%         0.00%
   Expenses paid indirectly....................................      0.00%        0.00%         0.00%         0.01%         0.00%
Portfolio turnover rate........................................     54.50%       77.95%        79.31%        98.26%        99.53%

(a) Includes expenses paid indirectly

                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

                       THIS IS NOT PART OF THE PROSPECTUS

A Statement of Additional Information                  April 29, 2005
(SAI) dated April 29, 2005, includes
additional information about the Fund
and its investments and is incorporated                 Prospectus
by reference into this Prospectus.
Further information about Fund
investments is available in the Annual               [Graphic Omitted]
and Semi-Annual shareholder reports. The
Annual report includes a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year. You may obtain the SAI and
the Annual and Semi-Annual Reports and
other material incorporated by reference without charge by calling the Fund at
(212) 830-5220 or toll free at (800)
221-3079. You may also obtain the SAI
and the Annual and Semi-Annual
shareholder reports without charge by
visiting the Fund's website at
http://www.delafieldfund.com. To request other information, please call your financial intermediary or the Fund.


A current SAI has been filed with the
Securities and Exchange Commission. You
may visit the EDGAR database on the
Securities and Exchange Commission's
Internet website (www.sec.gov) to view
the SAI, material incorporated by
reference and other information. Copies
of the information may be obtained,
after paying a duplicating fee, by
sending an electronic request to
publicinfo@sec.gov. These materials can
also be reviewed and copied at the
Commission's Public Reference Room in
Washington D.C. Information on the
operation of the Public Reference Room
may be obtained by calling the
Commission at (202) 942-8090. In
addition, copies of these materials may
be obtained, upon payment of a
duplicating fee, by writing the Public
Reference Section of the Commission,
Washington, D.C. 20549-0102.


811-8054

Delafield Fund, Inc.

  Reich & Tang Distributors, Inc.
  600 Fifth Avenue New York, NY 10020
        (212) 830-5220



DEL4/05P

--------------------------------------------------------------------------------
DELAFIELD FUND, INC.                        600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220
                                            (800) 221-3079 (Toll Free)
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 29, 2005

                      RELATING TO THE DELAFIELD FUND, INC.

                         PROSPECTUS DATED APRIL 29, 2005

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Delafield Fund, Inc. (the "Fund"), dated April 29, 2005, and should be read in conjunction with the Fund's Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The section entitled "Purchase, Redemption and Pricing of Shares" has been incorporated by reference to the Prospectus.


This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.

                                TABLE OF CONTENTS


--------------------------------------------------------------------------------
Fund History......................................... 2      Brokerage Allocation and Other Practices............... 10
Description of the Fund and Its Investments and              Capital Stock and Other Securities......................11
     Risks ...........................................2      Purchase, Redemption and Pricing of Shares..............12
Management of the Fund............................... 4      Taxation of the Fund....................................13
Control Persons and Principal Holders of                     Underwriters............................................14
Securities ...........................................7      Financial Statements....................................15
Investment Advisory and Other Services............... 7

I.  FUND HISTORY

The Fund was incorporated on October 12, 1993 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company. The Fund's investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. There can be no assurance that the Fund will achieve its investment objectives. Although not principal strategies, the Delafield Asset Management Division of Reich & Tang Asset Management, LLC (the "Manager") may enter into the following types of transactions or invest in the following types of instruments as part of its investment strategies.

(i) Warrants: The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date.

(ii) Convertible Securities: The Fund may invest in convertible securities which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

(iii) Foreign Securities: Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 15% of the value of its total assets (at the time of purchase and after giving effect thereto) in the securities of foreign issuers and obligors.

Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the major U.S. markets and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. There may also be certain valuation issues relating to foreign securities (see "Purchase, Redemption and Pricing of Shares - Net Asset Value").

(iv) Corporate Reorganizations: The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Manager, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Manager which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in process.

(v) Repurchase Agreements: When the Fund enters into a repurchase agreement, the Fund requires the continual maintenance of collateral (to be held by the Fund's custodian in a segregated account) in an amount equal to, or in excess of, the vendor's repurchase agreement commitment. The underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. In the event that a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System, and other entities the Manager has determined are creditworthy.


(vi) Investment in Small Unseasoned Companies: The Fund may invest up to 5% of its total assets in small, less well known companies, which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

(vii) Short Sales: The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid high grade debt obligations. The Fund will also be required to deposit in a segregated account established and maintained with the Fund's custodian, liquid assets to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the security.

(viii) Restricted Securities: The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain exceptions, these securities are not readily marketable and are therefore considered illiquid securities. The price the Fund paid for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. The Fund will not invest more then 15% of the market value of its net assets in illiquid securities.

(ix) Lower Rated Securities: The Fund may invest in fixed-income securities, rated BB or lower by S&P or Ba or lower by Moody's, and comparable unrated securities. Such securities are of below investment grade quality and are considered high yield, high risk securities, commonly known as junk bonds.

INVESTMENT RESTRICTIONS
-----------------------

The Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares of the Fund" means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(1) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

(2) Borrow money. This restriction shall not apply to: (i) short-term credits from banks as may be necessary for the clearance of purchases and sales of securities, and (ii) borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(4) Invest more than 25% of its assets in the securities of issuers in any single industry.

(5) Purchase or otherwise acquire interests in real estate, real estate mortgage loans, commodities or commodity contracts, or interest in oil, gas or other mineral exploration or development programs.

(6) Make loans, except through the purchase of debt securities, and by entry into repurchase agreements.

(7) Acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such illiquid securities.

(8) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) further excepted as permitted by section 12(d) of the Investment Company Act of 1940, as amended (the "40 Act").

(9) Pledge, mortgage, assign or encumber any of the Fund's assets except to the extent necessary to secure a borrowing permitted by clause (2) made with respect to the Fund.

(10) Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

(11) Invest in puts, calls, straddles, spreads or combination thereof.

(12) Participate on a joint or a joint and several basis in any securities trading account.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


Disclosure of Portfolio Holdings

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) may be provided:

Entity and Type of Information              Frequency                  Lag Time
------------------------------              ---------                  --------
Investment Company Institute
         (information derived from
          the portfolio)                     Monthly                  10 business day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.


III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Committee are Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong. The Committee met five times during the fiscal year ended December 31, 2004.

The Board has also formed a Nominating Committee comprised of Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee met once during the fiscal year ended December 31, 2004. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The following table shows the Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.


                       DIRECTORS AND OFFICERS INFORMATION
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------

    NAME, ADDRESS,        POSITION(S)      TERM OF                  PRINCIPAL OCCUPATION(S)         NUMBER OF        OTHER
       AND AGE             HELD WITH       OFFICE                         DURING PAST               PORTFOLIOS    DIRECTORSHIPS
                              FUND      AND LENGTH OF                       5 YEARS                  IN FUND        HELD BY
                                        TIME SERVED 1                                                COMPLEX        DIRECTOR
                                                                                                   OVERSEEN BY
                                                                                                    DIRECTOR
------------ --------------- -------------- -------------------------------------------------- -------------- --------------------
DISINTERESTED DIRECTORS:
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------

Dr. W. Giles Mellon,        Director     Since 1993    Professor Emeritus of Business                  Eleven           None
Age 73                                                 Administration in the Graduate
197 Congress Street,                                   School of Management, Rutgers
Brooklyn, NY 11201                                     University with which he has
                                                       been associatedsince 1966.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------

Robert Straniere, Esq.,     Director     Since 1993    Owner, Straniere Law Firm                       Eleven      WPG Funds Group
Age 63                                                 since 1980, New York State  and counsel
182 Rose Avenue,                                       Assemblyman from 1981 to 2004
Staten Island, NY 10306                                at Fisher, Fisher & Berger since 1995.

----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------

Dr. Yung Wong,              Director     Since 1993    Managing Director of Abacus Associates, an      Eleven           None
Age 66                                                 investment firm, since 1996.
29 Alden Road,
Greenwich, CT 06831
----------------------------------- --- -------------- -------------------------------------------------- -------------- ----------
INTERESTED DIRECTOR/OFFICERS:
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
J. Dennis Delafield,    Chairman,         Since 1993   Managing Director of the Capital Management      One             None
Age 68                  and Director2                  division of the Manager since 1993.
                                                       Associated with the Manager in an
                                                       investment advisory capacity since December 1991.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
Steven W. Duff,         Principal        Since 1994    President and Manager of Reich & Tang Asset       N/A            N/A
Age 51                  Executive                      Management, LLC (the "Manager") and President of
                        Officer                        the Mutual Funds Division of the Manager since
                                                       August 1994, President and Director/Trustee of
                                                       nine other funds in the Reich & Tang Fund Complex,
                                                       Director of Pax World Money Market Fund, Inc. and
                                                       President and Chief Executive Officer of Tax
                                                       Exempt Proceeds Fund, Inc.   Mr. Duff also serves
                                                       as a Director of Reich & Tang Services Inc. and
                                                       Reich & Tang Distributors, Inc.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
Richard De Sanctis,     Vice President   Since 2005    Executive Vice President and Chief Financial      N/A            N/A
Age 48                                                 Officer of the Manager.  Associated with the
                                                       Manager since December 1990. Mr. De Sanctis is
                                                       Vice President of eight other funds in the Reich &
                                                       Tang Fund Complex and serves as Executive Vice
                                                       President and Chief Financial Officer of Reich &
                                                       Tang Services, Inc. and Reich & Tang Distributors,
                                                       Inc.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
Molly Flewharty,        Vice President   Since 1995    Senior Vice President of the Manager. Associated   N/A            N/A
Age 53                                                 with the Manager since December 1977. Ms.
                                                       Flewharty is also Vice President of eleven other
                                                       funds in the Reich & Tang Fund Complex.  Ms.
                                                       Flewharty also serves as Senior Vice President of
                                                       Reich & Tang Distributors, Inc.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
Rosanne Holtzer,        Chief            Since 1998    Senior Vice President of the Manager.  Associated  N/A            N/A
Age 40                  Compliance                     with the Manager since June 1986. Ms. Holtzer is
                        Officer,                       also Chief Compliance Officer, Secretary and
                        Secretary and                  Assistant Treasurer of eleven other funds in the
                        Assistant                      Reich & Tang Fund Complex.  Ms. Holtzer also
                        Treasurer                      serves as Senior Vice President, Assistant
                                                       Secretary and Compliance Officer of Reich & Tang
                                                       Distributors, Inc. and Senior Vice President,
                                                       Assistant Secretary and Chief Compliance Officer
                                                       of Reich & Tang Services, Inc.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
Cleo Kotis,             Vice President   Since 2001    Account Administrator of the Delafield Asset        N/A            N/A
Age 29                                                 Management Division of the Manager since December
                                                       1993. Associated with the Manager since 1991.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
Michael Lydon,          Vice President   Since 2005    Executive Vice President and Chief Operations       N/A            N/A
Age 41                                                 Officer of the Manager.  Mr. Lydon has been
                                                       associated with the Manager since January 2005.
                                                       Mr. Lydon was Vice President at Automatic Data
                                                       Processing from July 2000 to December 2004. Prior
                                                       to July 2000, Mr. Lydon was Executive Vice
                                                       President and Chief Information Officer of the
                                                       Manager.   Mr. Lydon is also Vice President of
                                                       eight other funds in the Reich & Tang Fund
                                                       Complex.  Mr. Lydon also serves as Executive Vice
                                                       President and Chief Operations Officer for Reich
                                                       & Tang Distributors, Inc. and Reich & Tang
                                                       Services, Inc.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
Anthony Pace,           Treasurer and    Since 2004    Vice President of the Manager.  Associated with      N/A            N/A
Age 39                  Assistant                      the Manager since September 2004.  Mr. Pace was a
                        Secretary                      Director of a Client Service Group at GlobeOp
                                                       Financial Services, Inc. from May 2002 to August
                                                       2004 and Controller/Director of Mutual Fund
                                                       Administration for Smith Barney Funds Management,
                                                       LLC and Solomon Brothers Asset Management Inc.
                                                       from 1998 to May 2002.  Mr. Pace is also
                                                       Treasurer and Assistant Secretary of eleven other
                                                       funds in the Reich & Tang Fund Complex.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------
Vincent Sellecchia,     President        Since 1993    Managing Director of the Capital Management          N/A            N/A
 Age 53                                                division of the Manager since 1993.  Associated
                                                       with the Manager in an investment advisory
                                                       capacity since December 1991.
----------------------- --------------- -------------- -------------------------------------------------- -------------- ----------

1    Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

2 Dennis Delafield is deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.


The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2004:

----------------------------------------------- --------------------------------------- -------------------------------------------
                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
               NAME OF DIRECTOR            DOLLAR RANGE OF EQUITY SECURITIES IN      SECURITIES IN ALL FUNDS OVERSEEN OR TO BE
                                                         THE FUND                        OVERSEEN BY DIRECTOR OR NOMINEE IN FAMILY
                                                                                                OF INVESTMENT COMPANIES
----------------------------------------------- --------------------------------------- -------------------------------------------
DISINTERESTED DIRECTORS:
----------------------------------------------- --------------------------------------- -------------------------------------------

Dr. W. Giles Mellon                                    $1 - $10,000                            $10,001 - $50,000
Robert Straniere                                   $10,001 - $50,000                          $10,001 - $50,000
Dr. Yung Wong                                        Over $100,000                              Over $100,000

----------------------------------------------- --------------------------------------- -------------------------------------------
INTERESTED DIRECTOR:
----------------------------------------------- --------------------------------------- -------------------------------------------
J. Dennis Delafield                                  Over $100,000                              Over $100,000
----------------------------------------------- --------------------------------------- -------------------------------------------


The Fund paid an aggregate remuneration of $15,000 to its directors with respect to the period ended December 31, 2004, all of which consisted of directors fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (See "Investment Advisory and Other Services" herein).

Effective January 1, 2005, Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $650 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. In addition, beginning in July 2004, the Audit Committee chairman receives an aggregate payment of $1,000 per quarter allocated among the funds of the Reich & Tang Complex on whose audit committee he serves and beginning in January 2005, each member of the Audit Committee receives an aggregate payment of $750 per Audit Committee meeting allocated among the funds of the Reich & Tang Complex on whose Audit Committee the members serve. Directors who are affiliated with the Manager do not receive compensation from the Fund (See "Compensation Table").


                                                              COMPENSATION TABLE

                           AGGREGATE               PENSION OR RETIREMENT       ESTIMATED ANNUAL       TOTAL COMPENSATION FROM
     NAME OF PERSON,    COMPENSATION FROM         BENEFITS ACCRUED AS           BENEFITS UPON       FUND AND FUND COMPLEX PAID
        POSITION           THE FUND               PART OF FUND EXPENSES          RETIREMENT                 TO DIRECTORS*


Dr. W. Giles Mellon,         $5,682                          0                       0                  $65,000 (9 Funds)
Director

Robert Straniere,            $5,500                          0                       0                  $63,000 (9 Funds)
Director

Dr. Yung Wong,               $5,500                          0                       0                  $63,000 (9 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 31, 2004. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A Fund is considered to be part of the same complex if, among other things, it shares a common investment adviser with the Fund.


PROXY VOTING POLICIES

The Board of Directors has delegated responsibility to vote proxies to the Manager, subject to the Board's oversight. The Manager's proxy voting policies and procedures, attached as Appendix A to the Statement of Additional Information, are reviewed periodically, and accordingly are subject to change.


Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the Securities and Exchange Commission ("SEC") on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund at (800) 221-3079 and on the SEC's website (http//www.sec.gov).


CODE OF ETHICS

The Fund, the Manager and the Distributor have each adopted a Code of Ethics (collectively, the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics restricts the personal investing by certain access persons of the Fund in securities that may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund. The Code of Ethics for the Fund, the Manager and the Distributor are filed as exhibits to the Fund's registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund's Prospectus.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


[On March 31, 2005 there were ________ shares of the Fund outstanding. As of March 31, 2005, the amount of shares owned by all officers and directors of the Fund, as a group, was ____% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of March 31, 2005:]


NAME AND ADDRESS                                                       % OF CLASS                    NATURE OF OWNERSHIP
----------------                                                       ----------                    -------------------

[Charles Schwab                                                            %                            Record
101 Montgomery Street
San Francisco,  CA  94104-4122

National Financial Services Corp.                                          %                            Record
One World Financial Center
200 Liberty Street
New York.  NY  10281-1003

Charles Schwab (CDC Retirement Assets)                                     %                            Record]
101 Montgomery Street
San Francisco, CA  94104-4122



V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is the Delafield Asset Management Division of Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York, 10020. The Manager was as of March 31, 2005, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $____ billion. The Manager acts as investment manager or sub-adviser of sixteen registered investment companies of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. IXIS Asset Management North America, L.P. ("IXIS-AMNA") is the managing member and owner of a 99.5% membership interest in the Manager. IXIS Asset Management Holdings, LLC, wholly-owned by IXIS-IAMNA, is the owner of the remaining 0.5% membership interest in the Manager. IXIS-IAMNA is ultimately owned by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

The fifteen principal subsidiaries or affiliated investment management firms and distribution and service groups of IXIS-IAMNA, collectively, have more than $182 billion in assets under management or administration as of December 31, 2004.

[CONTRACT RENEWAL DISCUSSION TO BE UPDATED]
-------------------------------------------

The Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the Investment Management Contract on [April 15, 200], for a term extending until June 30, 2005. The contract may be continued in force for successive twelve-month periods beginning each July 1, provided that such contract is approved by a majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

THE MANAGER:
------------

The Board reviewed financial data on the Manager and discussed the Manager's profitability relating to its management of the Fund in particular and the Reich and Tang fund complex in general. It also considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund and, in particular, the relationship J. Dennis Delafield and Vincent Sellecchia have with many of the Fund's shareholders. In addition, the Board discussed the Manager's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions, and also to assure that it has been in compliance with the requirements of the 1940 Act and related securities regulations.

PERFORMANCE AND EXPENSES OF THE FUND:
-------------------------------------

The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its peer group (Morningstar rated small cap value funds)(the "Peer Group"), (ii) performance data of the Fund compared to relevant stock indices, (iii) data concerning the fees and expenses of the Fund compared to its Peer Group, and
(iv) an expense summary of the Fund for fiscal year 2003 and projected expense summary for fiscal year 2004. In particular, the Board noted that for the one and three year and since inception periods ended December 31, 2003, the Fund had consistently outperformed its benchmarks - the S&P 500 and Russell 2000 indices, with the exception of the one year period ended December 31, 2003 with respect to the Russell 2000 index. The Board also noted that the Fund outperformed its Peer Group for the one and three year periods ended December 31, 2003. Despite the fact that the overall net expense ratio of the Fund was above average for the Peer Group, the Board noted that the Fund still outperformed its Peer Group.

OTHER FACTORS:
--------------

In addition to the above factors, the Board also discussed the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers' and dealers' provision of brokerage and research services to the Manager (including transactions processed through affiliates of the Manager). The Board further discussed compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency and shareholder servicing.

The portfolio managers for the Fund were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Directors).

CONCLUSION:
-----------

The Board of Directors, including all of the disinterested Directors, concluded that the fees payable under the Investment Management Contract are fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund.

The Investment Management Contract is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Fund will pay a management fee at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; and 0.70% on all net assets over $500 million. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of Fund shares. For the Fund's fiscal years ended December 31, 2002, 2003 and 2004, the Manager received investment management fees totaling $1,491,093, $1,413,363 and $2,242,474 respectively.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The
Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Fund's fiscal years ended December 31, 2002, 2003 and 2004, the fees payable to the Manager under the Administrative Services Contract were $391,412, $371,008 and $592,893, respectively.


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and for distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.


Additional expenses for shareholder services and distribution services provided by Participating Organizations to Fund shareholders may be compensated for by the Fund's distributor from its own resources which includes the shareholder servicing fee and by the Manager from its own resources which includes the management and/or administrative services fee and past profits. "Participating Organizations" include securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into agreements with the Fund's distributor with respect to investment of their customer accounts in the Fund.


DISTRIBUTION AND SERVICE PLAN

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEChas required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement with the Distributor.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives from the Fund a service fee equal to 0.25% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund.

The following table provides the total fees paid by the Fund pursuant to the Plan and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended December 31, 2004:

------------------------------------------------------------------------ -------------------

Total fees paid by the Fund under the Plan:                                    $314,324
------------------------------------------------------------------------ -------------------
Payments made by the Manager and Distributor to or on behalf of
Participating Organizations:                                                   $308,177
------------------------------------------------------------------------ -------------------
Breakdown of payments made pursuant to the Plan for certain types of activities:
------------------------------------------------------------------------ -------------------
    Advertising:                                                                 $0
------------------------------------------------------------------------ -------------------
    Printing and mailing of prospectuses to other than current
    shareholders:                                                               $6,379
------------------------------------------------------------------------ -------------------
    Compensation to underwriters:                                                 $0
------------------------------------------------------------------------ -------------------
    Compensation to broker-dealers:                                            $308,177
------------------------------------------------------------------------ -------------------
    Compensation to sales personnel:                                              $0
------------------------------------------------------------------------ -------------------
    Interest, carrying or other financing charges:                                $0
------------------------------------------------------------------------ -------------------
    Travel and entertainment for sales personnel:                                 $0
------------------------------------------------------------------------ -------------------
    Miscellaneous Expenses:                                                       $0
------------------------------------------------------------------------ -------------------



For the fiscal year ended December 31, 2004, the total amount spent pursuant to the Plan was 0.11% of the average daily net assets of the Fund, of which 0.11% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.00% was paid by the Manager (which may be deemed an indirect payment by the Fund).


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.


The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.


The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Fund's shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan was most recently approved by the Board of Directors on [April 15, 2004] and will remain in effect until [April 30, 2005]. The Plan further provides that it may not be amended to increase materially the amounts which may be spent by the Fund pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Board of Directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.


CUSTODIAN AND TRANSFER AGENT

The Bank of New York, 100 Barclay Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.


PricewaterhouseCoopers LLP, Pricewaterhouse Coopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as independent auditors for the Fund.

VI.  PORTFOLIO MANAGERS
     -------------------
    Other Accounts Managed

The following table provides information relating to other accounts managed by Mr. Delafield and Mr. Sellecchia, the Fund's portfolio managers, as of December 31, 2004:


---------------- -------------------------------------------- --------------------------------------------


Name of          Number of Other Accounts Managed and Total     Number of Accounts and Total Assets for
Portfolio                  Assets by Account Type               Which Advisory Fee is Performance Based
Manager

---------------- -------------- -------------- -------------- -------------- -------------- --------------

                  Registered    Other Pooled                   Registered    Other Pooled
                  Investment     Investment        Other       Investment     Investment        Other
                   Companies      Vehicles       Accounts       Companies      Vehicles       Accounts
---------------- -------------- -------------- -------------- -------------- -------------- --------------
J. Dennis              1              1             60              0              0              0
Delafield
                  $23,814,899    $34,404,855   $161,726,688       $0.00          $0.00          $0.00
---------------- -------------- -------------- -------------- -------------- -------------- --------------
Vincent                2             18             104             0              1              1
Sellecchia
                  $31,057,917   $1,039,204,652 $1,657,908,269     $0.00       $10,636,889    $54,492,923

---------------- -------------- -------------- -------------- -------------- -------------- --------------


COMPENSATION
------------

Mr. Delafield's compensation in connection with his management of the Fund and other accounts includes the following components: (1) base salary and (2) profit interest in the Delafield Asset Management division of the Manager ("DAM"). Mr. Sellecchia's compensation in connection with his management of the Fund and other accounts includes the following components: (1) base salary, (2) profit interest in DAM, (3) investment performance bonus, (4) long-term awards, and (5) equity based compensation.

BASE SALARY:
------------

Mr. Delafield and Mr. Sellecchia each receive a fixed annual base salary. Base salary amounts are determined by the compensation committee of the Manager's parent company, IXIS-AMNA (the "Compensation Committee") based upon a number of factors including the employee's experience, overall performance, responsibilities, and the competitive market place.

DELAFIELD ASSET MANAGEMENT PROFIT INTEREST:
-------------------------------------------

Each Portfolio Manager receives a [fixed] percentage of the profits generated on an annual basis by DAM. DAM's income and profits consist primarily of the fees that it receives for managing discretionary equity assets for individual and institutional clients, including the Fund.

INVESTMENT PERFORMANCE BONUS:
-----------------------------

Mr. Sellecchia receives an investment performance bonus (the "Performance Bonus") based upon the investment performance of certain accounts that he manages (the "Bonus Accounts"). The Fund is not among the accounts included in the Bonus Accounts and, consequently, the Fund's performance does not impact Mr. Sellecchia's Performance Bonus.

The Performance Bonus amount is determined according to a formula established by the Manager which takes into account (1) Mr. Sellecchia's individual investment performance with respect to the Bonus Accounts over the one and three year time frames, (2) the investment performance of the team of portfolio managers responsible for the Bonus Accounts over the one and three year time periods, and
(3) the level of assets under management in the Bonus Accounts. Individual performance has the greatest impact on the Performance Bonus amount followed by team performance. The amount of assets under management has a lesser impact.

Investment performance on both the individual and team levels is determined by reference to published benchmarks appropriate to the investment strategy relevant to each Bonus Account. Currently, these strategies and the accompanying performance indexes and relative weights are as follows:

Small Cap - 50% Russell 2000 and 50% Russell 2000 Value

Mid Cap - 25% Russell Mid Cap, 25% S&P Mid Cap Value, 25% Russell 2000, and 25% Russell 2000 Value

Micro Cap/Concentrated - 50% Russell 2000 and 50% Russell 2500

The relative impact of each strategy on the Performance Amount is based upon the relative amount of assets included within the Bonus Accounts that are managed according to each strategy.

LONG-TERM AWARDS:
-----------------

Mr. Sellecchia has the opportunity to receive "long-term awards." The amount of the long-term awards is determined on the basis of the same accounts (i.e., the Bonus Accounts) and in a similar manner as the Performance Bonus, however, the long-term awards do not vest until three years after the end of the period for which they are awarded. The purpose of the long-term award is to promote the retention of key portfolio managers.

EQUITY BASED COMPENSATION:
--------------------------

Mr. Sellecchia receives stock option grants under the Manager's [stock option plan] (the "Option Plan"). Grant amounts are determined by the Compensation Committee on a [periodic basis]. Mr. Sellecchia participates in the Option Plan on the same terms as non-portfolio manager employees and option grants to Mr. Sellecchia are not directly related to investment performance.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

As indicated in the above table, Mr. Delafield and Mr. Sellecchia (the "Portfolio Managers") manage other accounts in addition to the Fund. The Portfolio Managers' management of these other accounts may give rise to potential conflicts of interest. These potential conflicts include conflicts in the selection and allocation of investment opportunities. The Portfolio Managers' compensation structure may also give rise to potential conflicts of interest. The Manager has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

The management of multiple funds and/or accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or account. In addition, a Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of the securities held by the Fund. With regard to the management of and selection of investments for the Fund and other accounts, potential conflicts are mitigated by the fact that the other accounts managed by the Portfolio Managers generally have similar investment objectives to the Fund and by the fact that the Portfolio Managers employ a similar investment approach and philosophy to the management of these accounts. This focus on a particular investment discipline generally minimizes any competing interests of the Portfolio Manager's time and attention. In addition, portfolio holdings, position sizes, and industry and sector exposures tend to be consistent across these similarly managed accounts which generally minimizes instances where investment selections made for the other accounts may conflict with the Fund's positions. Nonetheless, due to the particular characteristics of each account, such as cash position, tax status, risk tolerance and investment restrictions, accounts managed by the Portfolio Managers may not contain the same investments as other similar portfolios and may buy and sell the same securities at different times. Under certain circumstances, these differences in portfolio holdings and transaction timing may cause trading activities for other accounts to have an adverse effect on the value of the securities held by the Fund.

In addition, due to the fact that the Portfolio Managers manage multiple accounts with similar objectives and strategies, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. [Nevertheless, due to the nature of the securities in which the Fund primarily intends to invest (e.g., equity securities of domestic companies), this potential conflict is less likely to arise.] Furthermore, with respect to transactions in similar securities for multiple accounts, the Manager's trading systems include various order entry programs that assist in managing multiple accounts, such as the ability to purchase or sell the same relative amount of one security across several accounts. Where consistent with Manager's duty to seek best execution on behalf of its clients, orders for multiple accounts may be aggregated for execution. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating accounts pro rata based on relative size. However, a Portfolio Manager, or an appropriate designee thereof, may allocate securities purchased or sold in a manner that is other than pro rata, when a pro rata allocation would be impractical or would, in the Manager's opinion, lead to an inefficient or undesirable result (e.g., sufficient quantities of a security are not available to effectively distribute pro rata). In addition, orders for certain client accounts may, due to cash availability, investment restrictions or otherwise, not be eligible to participate in such aggregate transactions. The Manager's policies and procedures are designed to minimize the risk that a client account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders.

Finally, certain components of the Portfolio Managers' compensation structure may give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing an account or accounts that impact, or impact to a larger degree, their overall compensation. In particular, as described above, both Portfolio Managers receive a portion of the profits generated by DAM and such profits are generally derived from the fees DAM receives from managing the Fund and other accounts. Mr. Sellecchia's compensation also includes a performance-based fee for certain accounts, other than the Fund, that he manages. These potential conflicts are minimized by the fact the that the other accounts managed by the Portfolio Managers have investment objectives and strategies similar to the Fund and in light of the other policies and procedures noted above.

Ownership of Fund Securities
----------------------------

As of December 31, 2004, Mr. Delafield and Mr. Sellecchia each beneficially owned more than $1,000,001 worth of equity securities in the Fund.

VII. BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager or portfolio transactions may be effected by the Manager. Neither the Fund nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

The investment  information  provided to the Manager is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its client accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Manager determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase securities which are listed through the third market. Where transactions are executed in the over-the counter market or the third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.

The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The SEC has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.


No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

For the fiscal years ended December 31, 2002, 2003 and 2004 the Fund paid aggregate brokerage commissions of $449,689, $383,780 and $374,155, respectively. Of those amounts $253,761, $181,249, and $200,287,respectively, was paid to the Distributor, an affiliated person of the Fund. For the fiscal year ended December 31, 2004, the Distributor received 54% of the brokerage commissions paid by the Fund and effected 73% of the transactions involving the payment of commissions. The reason for the difference in the foregoing percentages is that the Distributor charges the Fund a below market rate for executing its trades. In addition, for the fiscal years ended December 31, 2002, 2003 and 2004, amounts of $0, $3,750 and $2,500 were paid to Delafield Hambrecht, Inc., an affiliated person of J. Dennis Delafield who, as a director and officer of the Fund, is an affiliated person of the Fund. J. Dennis Delafield is an affiliated person of Delafield Hambrecht, Inc. by virtue of his ownership interest in this entity. For the fiscal year ended December 31, 2004, Delafield Hambrecht, Inc. received less than 1% of the brokerage commissions paid by the Fund and effected less than 1% of the transactions involving the payment of commissions.

VIII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders.

Under its Articles of Incorporation the Fund has the right to redeem, for cash, shares of the Fund owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent any concentration of share ownership which would cause the Fund to become a personal holding company for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide the holders of one-third of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (i) as required by the 1940 Act, and (ii) upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.


IX.  PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

NET ASSET VALUE

The Fund determines the net asset value of the shares of the Fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m., Eastern time) on each day that the NYSE is open for business (a "Fund Business Day"). It is expected that the NYSE will be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund calculates its net asset value by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding of the Fund at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order.


The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekdays or other days when the Fund does not price its shares, and thus the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. In addition, with regard to foreign securities and certain domestic securities (e.g., domestic securities traded on an exchange that closes early), a significant event occurring after the close of trading but before the calculation of the Fund's net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Fund. The Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Manager determines that an adjustment should be made in the security's value because significant intervening events have caused the Fund's net asset value to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with the Fund's fair value procedures. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

X.  TAXATION OF THE FUND

FEDERAL INCOME TAXES

The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will generally be taxed to shareholders as ordinary income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% of excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (ii) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending December 31 of such year, and (iii) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund may be eligible for the dividends-received deduction available to corporations. However, dividends received by the Fund that are attributable to foreign corporations will not be eligible for the dividends-received deduction, since that deduction is generally available only with respect to dividends paid by domestic corporations. In addition, the dividends-received deduction will be disallowed for shareholders who do not hold their shares in the Fund for at least 45 days during the 90 day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend.

Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Distributions by the Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholders cost basis, such distribution, nevertheless, will be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholders holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund are acquired without sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge, with respect to the newly acquired shares, is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as section 988 gains or losses, may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes or a credit against their U.S. tax liability.

The Fund is required to report to the Internal Revenue Service (IRS) all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (rather than distributions to exempt shareholders) are generally subject to withholding of Federal income tax at a rate of 28% (backup withholding) if (i) the shareholder fails to furnish the Fund with and to certify the shareholders correct taxpayer identification number or social security number, (ii) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions (whether reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty, if one is applicable).


XI.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares held for 90 days or less. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XII.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended December 31, 2004 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

              APPENDIX A TO THE STATEMENT OF ADDITIONAL INFORMATION


                       Reich & Tang Asset Management, LLC
                       Proxy Voting Policies & Procedures
                                 August 1, 2003

I.       POLICY
--       ------

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Reich & Tang Asset Management, LLC, ("RTAM") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.      PROXY VOTING PROCEDURES
---      -----------------------

(a) All proxies received by RTAM will be sent to RTAM's Proxy Coordinator. RTAM's Proxy Coordinator will:

                   (1)     Keep a record of each proxy received;

                   (2) Forward the proxy to the Analyst/Manager who follows the particular security and therefore is responsible for making the voting decision, and at the same time a copy to the Compliance Officer for identification of conflicts of interest between RTAM and its clients;

                  (3) Absent material conflicts (see Section IV), the Analyst/ Manager will determine how RTAM should vote the proxy. The Analyst/ Manager will send its decision on how RTAM will vote the proxy to the Proxy Coordinator who provides a copy to the Compliance Officer, and then, after confirmation from the Compliance Officer that no material conflict exists, votes the proxy.

                  (4) RTAM retains a third party to assist in coordinating and voting proxies with respect to client securities. Portfolio Administration monitors the third party to assure that all proxies are being properly voted and appropriate records are being retained. The current service provider being used is IRRC. IRRC is responsible for receiving all proxy ballots from RTAM's client custodians, performing a reconciliation to ensure that all shares are accounted for and notifying RTAM of all upcoming meetings via their website. RTAM through its Proxy Coordinator is then able to cast the vote via the website by a deadline enforced by IRRC to ensure ample time is allotted for the vote to be received by the company. IRRC maintains all client proxy voting history, which is available upon request by RTAM.

III.    VOTING GUIDELINES
----    ------------------

In the absence of specific voting guidelines from the client, RTAM will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. RTAM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

>> Generally, RTAM will vote in favor of corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

>> Generally, RTAM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be over represented on the board, introduce unequal voting rights, and create supermajority voting.

>>   Generally,  for  other  proposals,   RTAM  will  vote  in  accordance  with
     managements recommendations.

RTAM shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1) whether the proposal was recommended by management and RTAM's opinion of management;

(2)  whether the proposal acts to entrench existing management; and

(3) whether the proposal fairly compensates management for past and future performance.

IV.      CONFLICTS OF INTEREST
---      ---------------------

     (4) (a) Michael Appleton, RTAM's Compliance Officer will identify any conflicts that exist between the interests of RTAM and its clients. This examination will include a review of the relationship of RTAM and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of RTAM or an affiliate of RTAM or has some other relationship with RTAM or a client of RTAM. If a material conflict exists, RTAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. RTAM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients (the Board of Directors of registered investment company clients that have adopted these policies and procedures) that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when RTAM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, RTAM will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, RTAM will vote the proxies solely in accordance with the policies outlined Section "III. Voting Guidelines" above.

V.       LIMITATIONS
--       -----------

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where RTAM has determined that it is in the client's best interest, RTAM will not vote proxies received. The following are some circumstances where RTAM will limit its role in voting proxies received on client securities:

(a) Limited Value: If RTAM concludes that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, RTAM will abstain from voting a client's proxies. RTAM does not vote proxies received for securities that are no longer held by the client's account.

(b) Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However where RTAM determines that a proxy vote (or shareholder action is materially important to the client's account, RTAM may recall the security).

(c) Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, RTAM may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

VI.      DISCLOSURE
---      ----------

     (a) RTAM will disclose in its Form ADV Part II that clients may contact Michael Appleton, RTAM's Compliance Officer, via e-mail or telephone at mappleton@rnt.com or 212-830-5494 in order to obtain information on how RTAM voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, Michael Appleton will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how RTAM voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in RTAM's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Michael Appleton will arrange for a copy of this summary to be sent to all existing clients who will already have been sent RTAM's Form ADV Part II, which is required to be offered to clients annually either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VII.    RECORDKEEPING
---     ---------------

          The Proxy Coordinator with the assistance of ISS will maintain files relating to RTAM's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of RTAM and IRRC. Records of the following will be included in the files:

     (a) Copies of these proxy voting policies and procedures, and any amendments thereto.

     (b) A copy of each proxy statement that RTAM receives provided however that RTAM might rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (c)  A record of each vote that RTAM casts.

     (d) A copy of any document RTAM created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (e) A copy of each written client request for information on how RTAM voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how RTAM voted its proxies.

                                       APPENDIX A
                                       ----------

Proxy Coordinator - Priscilla Wiggins
-------------------------------------
Compliance Officer- Michael Appleton
------------------------------------

ADDENDUM TO PROXY VOTING PROCEDURE SECTION II.A(3)
--------------------------------------------------

For Delafield Asset Management ("DAM") accounts, including investment companies for which the DAM division of RTAM acts as investment adviser, proxy votes are determined solely by the Analyst/Managers of DAM regardless of the specific Analyst within RTAM covering the security. This Policy could result in shares of the same security held by both DAM accounts and Capital Management Group accounts, being voted differently with respect to same proxy proposal for the same security.

ADDENDUM TO VII.  RECORDKEEPING ADDING ITEM (F) BELOW:
------------------------------------------------------

(f) A schedule comparing the proxy votes cast to the policy.

November 1, 2004

                         PART C - OTHER INFORMATION

ITEM 23.          EXHIBITS


(a) Articles of Incorporation of the Registrant, originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 15, 1993, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on June 17, 1998, and incorporated herein by reference .

(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on April 29, 2002, and incorporated herein by reference.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant, originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 15, 1993, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on June 17, 1998, and incorporated herein by reference.

(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on April 27, 2001, and incorporated herein by reference.

(d.1) Amendment to the Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management, L.P.) filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on April 25, 2003, and incorporated herein by reference.

(e) Distribution Agreement, as amended, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on April 25, 2003, and incorporated herein by reference.

(f)  Not applicable.

(g)  Custody Agreement between the Registrant and The Bank of New York.

(h) Transfer Agency Agreement and Addendum between Registrant and Reich & Tang Services, Inc. filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on April 25, 2003, and incorporated herein by reference.

(h.1) Administrative Services Contract between the Registrant and Reich & Tang
     Asset Management, LLC (formerly known as Reich & Tang Asset Management, L.P.) filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on April 27, 2001, and incorporated herein by reference.

(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York.

(h.3) Cash Management Agreement and Related Services Agreement between the
     Registrant and the Bank of New York.

(i) Opinion of Battle Fowler LLP as to legality of the Securities being registered Originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 15, 1993, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on June 17, 1998, and incorporated herein by reference.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectus.

(j)  Consent of Independent Registered Public Accounting Firm.

(k) Audited Financial Statements for the Fiscal Year ended December 31, 2004 filed with the Annual Report on Form N-CSR on [February , 2005] , and incorporated herein by reference.

(l) Written assurance of New England Investment Companies L.P. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling,(originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 15, 1993, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 6 on Form N-1A to the Registration Statement on June 17, 1998, and incorporated herein by reference.

(m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on April 25, 2003, and incorporated herein by reference.

(m.1) Distribution Agreement between the Registrant and Reich & Tang
     Distributors, Inc. (see Exhibit (e) above).

(m.2) Shareholder Servicing Agreement between the Registrant and Reich & Tang
     Distributors, Inc. filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on April 25, 2003, and incorporated herein by reference.


(n)  Not applicable.

(o)  Reserved


(p) Code of Ethics of Registrant, Manager, and the Distributor, as amended, filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on April 29, 2004, and incorporated herein by reference .

(q) Powers of Attorney filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on April 29, 2002, and incorporated herein by reference.


ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short-Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


ITEM 25.          INDEMNIFICATION.


     The Registrant incorporates herein by reference the response to Item 25 of Part C of the Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed with the Commission on April 29, 2002.


ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The description of the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("RTAMLLC"), the Registrant's investment manager, under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.


     RTAMLLC is a limited liability company that is a wholly-owned subsidiary ofIXIS Asset Management North America, L.P. ("IXIS-AMNA"). IXIS-AMNA is the managing member of and owner of a 99.5% membership interest in RTAMLLC. IXIS Asset Management Holdings, LLC, wholly-owned by IXIS-AMNA, is the owner of the remaining 0.5% interest in RTAMLLC.

     Michael D. Appleton is Vice President, Chief Compliance Officer and Secretary of RTAMLLC. Mr. Appleton has been associated with RTAMLLC and its predecessors since April 2000. Mr. Appleton is also Vice President, Chief Compliance Officer and Secretary of Reich & Tang Distributors, Inc. and Vice President, Compliance Officer and Secretary of Reich & Tang Services, Inc.

     Beverly M. Beardon is Manager of RTAM, LLC. She is also Senior Vice President, Human Resources, of IXIS-AMNA since 1993. Ms. Beardon is also a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Gary L. Beckham is Assistant Secretary of RTAMLLC. Mr. Beckham has been associated with RTAMLLC since September 2004. Mr. Beckham is also Compliance Officer and Assistant Secretary of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     J. Dennis Delafield is a Managing Director of the Capital Management division of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since December 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard DeSanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Vice President of nine funds in the Reich and Tang Complex and is Executive Vice President Chief Financial Officer of Reich & Tang Distributors, Inc.

     Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is also President and a Director/Trustee of nine funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since December 1977 and is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Flewharty also serves as Senior Vice President of Reich & Tang Distributors, Inc.

     Barbara Francis is a Vice President of RTAMLLC. Ms. Francis has been associated with RTAMLLC and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

     Christopher Gill is a Vice President of RTAMLLC. Mr. Gill has been associated with RTAMLLC and its predecessors since February 1994. Mr. Gill is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Thomas Hernly is a Vice President of RTAMLLC. Mr. Hernly has been associated with RTAMLLC and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

     Rosanne Holtzer is Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986. Ms. Holtzer is also Chief Compliance Officer, Secretary and Assistant Treasurer of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Holtzer also serves as Senior Vice President, Assistant Secretary and Compliance Officer of Reich & Tang Distributors, Inc. and Senior Vice President, Assistant Secretary and Chief Compliance Officer of Reich & Tang Services, Inc.

     Joseph Jerkovich is a Vice President and Controller of RTAMLLC. Mr. Jerkovich has been associated with RTAMLLC since September 2004. Mr. Jerkovich is also Vice President and Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Cleo Kotis is a Vice President of the Capital Management division of RTAMLLC. Ms. Piperis has been associated with RTAMLLC and it's predecessors since December 1993 and is also Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Michael Lydon is Executive Vice President and Chief Operations Officer of RTAMLLC. Mr. Lydon has been associated with RTAMLLC since January 2005. Mr. Lydon was Vice President at Automated Data Processing from July 2002 to December 2004. Prior to July 2000, Mr. Lydon was Executive Vice President and Chief Information Officer of RTAMLLC. Mr. Lydon is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Christine Manna is a Vice President of RTAMLLC. Ms. Manna has been associated with RTAMLLC and its predecessors since June 1995. Ms. Manna is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since December 1980 and is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Messina also serves as Executive Vice President of Reich & Tang Distributors, Inc.

     Andrew Mintz is a Senior Vice President of RTAMLLC. Mr. Mintz has been associated with RTAMLLC and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

     Marty O'Connor is a Vice President of RTAMLLC. Mr. O'Connor has been associated with RTAMLLC and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

     Thomas O'Malley is Assistant Controller of RTAMLLC. Mr. O'Malley has been associated with RTAMLLC and its predecessors since July 1990. Mr. O'Malley is also Assistant Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Anthony Pace is a Vice President of the Mutual Funds Division of RTAMLLC. Mr. Pace has been associated with RTAMLLC and its predecessors since September 2004. Mr. Pace was a Director of a Client Service Group at GlobeOp Financial Services, Inc. from May 2002 to August 2004 and Controller/Director of Mutual Fund Administration for Smith Barney Funds Management, LLC and Solomom Brothers Asset Management Inc. from 1998 to May 2002, Mr. Pace is also Treasurer and Assistant Secretary of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Jeffrey D. Plunkett is a Manager of RTAMLLC. He is also Executive Vice President and Group General Counsel of IXIS-AMNA since 2001 and served as Senior Vice President and Associate General Counsel of IXIS-AMNA from 1996 to 2000. Mr. Plunkett is also Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Richard Preuss is a Vice President of RTAMLLC. Mr. Preuss has been associated with RTAMLLC and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

     G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President, Risk Management of IXIS-AMNA and Chief Financial Officer of CDCIAMNA and CDCIAMUSCIXIS Asset Management US Corporation, the majority interest holder in IXIS-AMNA . Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, Nvest, L.P. companies from December 1996 to October 2000. Mr. Ryland is a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Vincent Sellecchia is a Managing Director of the Capital Management division of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and it's predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994. Mr. Smith is also President and Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since March 1986 and is also Vice President Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020. Ms. Ward is also Senior Vice President of Reich & Tang Services, Inc.

     Richard I. Weiner is a Vice President of RTAMLLC. Mr. Weiner has been associated with RTAMLLC and its predecessors since August 1970. Mr. Weiner is also a Vice President of Reich & Tang Distributors, Inc.


ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also the distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.


(b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Ms. Beardon and Messrs. Plunkett and Ryland, is 399 Boylston Street, Boston, MA 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, NY 10020.


                           Positions and Offices                                        Positions and Offices
Name                       With the Distributor                                         With the Registrant


Michael Appleton           Vice President, Chief Compliance Officer and Secretary        None
Beverly M. Beardon         Director                                                      None
Gary Beckman               Compliance Officer and Assistant Secretary                    None
Richard De Sanctis         Executive Vice President and Chief Financial Officer          None
Steven W. Duff             Director                                                      Principal Executive Officer
Molly Flewharty            Senior Vice President                                         Vice President
Christopher Gill           Vice President                                                None
Rosanne Holtzer            Senior Vice President, Compliance Officer and Assistant       Chief Compliance Officer, Secretary
                           Secretary                                                     and Assistant Treasurer
Joseph Jerkovich           Vice President and Controller                                 None
Michael Lydon              Executive Vice President and Chief Operations Officer         Vice President
Christine Manna            Vice President                                                None
Dana Messina               Executive Vice President                                      Vice President
Thomas O'Malley            Assistant Controller                                          None
Jeffrey D. Plunkett        Director                                                      None
G. Neal Ryland             Director                                                      None
Richard E. Smith III       President and Director                                        None
Richard Weiner             Vice President                                                None


(c) Not applicable.

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020 the Registrant's manager; Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend distributing agent; and at The Bank of New York, 100 Barclay Street, New York, NY 10286, the Registrant's custodian.


ITEM 29.          MANAGEMENT SERVICES.

                  Not Applicable.

ITEM 30.          UNDERTAKINGS.

                  Not applicable.

                              SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 25th day of February, 2005.


                                                     DELAFIELD FUND, INC.

                                           By:      /s/Vincent Sellecchia
                                                 ------------------------------
                                                    Vincent Sellecchia
                                                        President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



         SIGNATURE                                   CAPACITY                         DATE

(l)      Principal Executive
         Officer:

         /s/Steven W. Duff                   Principal Executive Officer        February 25, 2005
         -----------------
         Steven W. Duff

 (2)     Principal Financial and
         Accounting Officer:

         /s/Richard De Sanctis               Treasurer                          February 25, 2005

        ----------------------------
         Richard De Sanctis

 (3) Majority of Directors:


     J. Dennis Delafield*                    Director
     Dr. W. Giles Mellon*                    Director
     Dr. Yung Wong*                          Director
     Robert Straniere*                       Director

 By:     /s/Rosanne Holtzer                                                     February 25, 2005

         Rosanne Holtzer
         Attorney-in-Fact*

*        See Exhibit (q) herein for Powers of Attorney.


                                       EXHIBIT INDEX

(g)  Custody Agreement between the Registrant and The Bank of New York.

(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York.

(h.3) Cash Management Agreement and Related Services Agreement between the
     Registrant and the Bank of New York.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectus.

(j) Consent of Independent Accountants.